Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Yearly Report of Minera Andes Inc. (the “Corporation”), on Form 10-KSB for the years ended December 31, 2002 and 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Allen V. Ambrose, President of the Corporation and Bonnie L. Kuhn, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

MINERA ANDES INC.

Date: December 2, 2003	By:	/s/ Allen V. Ambrose
Allen V. Ambrose President

MINERA ANDES INC.

Date: December 2, 2003	By:	/s/ Bonnie L. Kuhn
Bonnie L. Kuhn Chief Financial Officer